Exhibit 99.1

IEC ANNOUNCES PURCHASE OF ROCHESTER, NY FACILITY

Newark, New York, September 15, 2020 - IEC Electronics Corp. (Nasdaq: IEC) today announced that it has entered into an agreement to purchase an 86,000 square foot facility in Rochester, NY. The new facility is expected to provide additional capacity and more importantly, access to a larger pool of qualified resources to support future organic growth.

Jeffrey T. Schlarbaum, President and CEO of IEC Electronics commented, “We’re really excited to announce the acquisition of an additional Rochester area facility at 50 Jetview Dr., Rochester, NY. This new facility represents a key building block for our company, establishing a Rochester area campus enabling us to tap into both the eastside and now the westside of the greater Rochester market. The goal is to consolidate our specialty metals operation from its current Rochester location on Emerson Street and combine it with an expanded electronic assembly operation. We believe this new facility provides an ideal footprint and location to support our growing customer demand and more importantly, provides us the ability to recruit skilled resources across the entire Rochester region, addressing a critical need to support ongoing double-digit organic growth.”

Mr. Schlarbaum concluded, “Our focus remains on strengthening our capabilities to meet the high complexity manufacturing needs of our customers, who rely on IEC as an electronic manufacturing services provider for life-saving and mission critical products. We continue to see increased interest from the marketplace and believe that this expansion of our manufacturing footprint into Rochester positions us well to achieve continued organic growth as we look ahead into fiscal 2021 and beyond.”

About IEC Electronics

IEC Electronics is a provider of electronic manufacturing services ("EMS") to advanced technology companies that produce life-saving and mission critical products for the medical, industrial, aerospace and defense sectors. The Company specializes in delivering technical solutions for the custom manufacture of complex full system assemblies by providing on-site analytical testing laboratories, custom design and test engineering services combined with a broad array of manufacturing services encompassing electronics, interconnect solutions, and precision metalworking. As a full service EMS provider, IEC holds all appropriate certifications for the market sectors it supports including ISO 9001:2015, AS9100D, ISO 13485, and is Nadcap accredited. IEC Electronics is headquartered in Newark, NY and also has operations in Rochester, NY and Albuquerque, NM. Additional information about IEC can be found on its web site at www.iec-electronics.com.

Note Regarding Forward-Looking Statements

References in this release to “IEC,” “IEC Electronics,” the “Company,” “we,” “our,” or “us” mean IEC Electronics Corp. and its subsidiaries except where the context otherwise requires. This release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “goal,” “optimistic,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words or phrases. These forward-looking statements include, but are not limited to, statements regarding future sales and operating

Exhibit 99.1
results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect our current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.

The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in our forward-looking statements: the impact of the coronavirus (“COVID-19”) pandemic on our business, including our supply chain, workforce and customer demand; business conditions and growth or contraction in our customers’ industries, the electronic manufacturing services industry and the general economy; our ability to control our material, labor and other costs; our dependence on a limited number of major customers; uncertainties as to availability and timing of governmental funding for our customers; the impact of government regulations, including FDA regulations; unforeseen product failures and the potential product liability claims that may be associated with such failures; technological, engineering and other start-up issues related to new programs and products; variability and timing of customer requirements; the potential consolidation of our customer base; availability of component supplies; dependence on certain industries; the ability to realize the full value of our backlog; the types and mix of sales to our customers; litigation and governmental investigations; intellectual property litigation; variability of our operating results; our ability to maintain effective internal controls over financial reporting; the availability of capital and other economic, business and competitive factors affecting our customers, our industry and business generally; failure or breach of our information technology systems; and natural disasters. Any one or more of such risks and uncertainties could have a material adverse effect on us or the value of our common stock. For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission.

All forward-looking statements included in this release are made only as of the date indicated or as of the date of this release. We do not undertake any obligation to, and may not, publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or which we hereafter become aware of, except as required by law. New risks and uncertainties arise from time to time and we cannot predict these events or how they may affect us and cause actual results to differ materially from those expressed or implied by our forward-looking statements. Therefore, you should not rely on our forward-looking statements as predictions of future events.

Company Contact:
Thomas L. Barbato
Senior Vice President and Chief Financial Officer
IEC Electronics Corp.
(315) 332-4493
tbarbato@iec-electronics.com

Agency Contact:
John Nesbett/Jennifer Belodeau
IMS Investor Relations
(203) 972 - 9200
jnesbett@institutionalms.com